The James Advantage Funds

(the “Trust”)

James Balanced: Golden Rainbow Fund

James Small Cap Fund

James Micro Cap Fund

James Aggressive Allocation Fund

(collectively, the “Funds”)

Supplement dated May 20, 2021 to the Statement of Additional Information (“SAI”)

for the Funds, dated November 1, 2020.

TRUSTEE UPDATE

Effective as of the closing and adjournment of the May 19, 2021 Board Meeting, Anthony P. D’Angelo no longer serves as an Independent Trustee of the Trust. Therefore, all references to Dr. D’Angelo in the Funds’ SAI are hereby removed. Accordingly, the number of members of the Board of Trustees is reduced from six to five, and all references to there being six Trustees of the Trust throughout the SAI are replaced with five Trustees.

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THIS SUPPLEMENT PROVIDES RELEVANT INFORMATION FOR ALL SHAREHOLDERS AND PROSPECTIVE INVESTORS AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

The Funds’ SAI has been filed with the U.S. Securities and Exchange Commission and is incorporated herein by reference. For a free paper or electronic copy of the Funds’ SAI, including any supplements thereto, and other information, go to https://www.jamesinvestment.com/, call 1-800-99JAMES (1-800-995-2637) or ask any financial intermediary who offers shares of the Funds.